SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials





                                 VAN ECK FUNDS
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

October 22, 2004




Dear Van Eck U.S. Government Money Fund Shareholder:


         At this time, we are asking our shareholders to consider voting to approve the liquidation of the Van Eck U.S. Government Money Fund (the "Fund"). Attached are the Notice and Proxy Statement for a Special Meeting of
Shareholders of the Fund to be held on November 23, 2004 for the purpose of considering the proposed Plan of Liquidation.

         Another money market fund will be available to shareholders as part of the Exchange Privilege. The money fund offers the same services, including check writing, that are currently offered by the Fund.

         When the Fund is liquidated, shareholders may choose to have the proceeds invested in the money fund or to have their proceeds paid to them by check.

         If you want the liquidation proceeds to be invested in the money fund, please sign, date and return the Authorization and Consent form included with the proxy materials. If you do not execute the Authorization and Consent form, your proceeds will be paid to you by check.

         We believe that liquidation of the Fund and the addition of another money market fund to the Exchange Privilege will benefit shareholders. The Board of Trustees has unanimously approved the liquidation of the Fund.

         Please read the Proxy Statement carefully--it discusses the proposal as well as the reasons why the Board of Trustees recommends that you vote for the proposal.

         Please take a moment now to date, sign and return the proxy card in the enclosed postage-paid envelope. If you want the liquidation proceeds to be invested in the money fund, please sign, date and return the Authorization and Consent form included with the proxy materials. Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,



/s/ Keith J. Carlson

Keith J. Carlson
Chief Executive Officer



                VAN ECK FUNDS, 99 PARK AVENUE, NEW YORK, NY 10016
                      TEL. 212.687.5200 OR 1.800.221.2220.

                                  VAN ECK FUNDS
                           U.S. GOVERNMENT MONEY FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                          212.687.5200 1.800.221.2220


- --------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 23, 2004
- --------------------------------------------------------------------------------

         A Special Meeting of Shareholders of U.S. Government Money Fund (the "Fund"), a series of Van Eck Funds, will be held at 99 Park Avenue, 8th Floor, New York, New York, on November 23, 2004 at 9:00 a.m., Eastern Time, for the following purposes:

(1) To consider and act upon a proposal to approve the Plan of Liquidation dated October 1, 2004 providing for the liquidation of the Fund and distribution of the proceeds to shareholders on or about November 30, 2004; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


         Shareholders of record at the close of business on October 14, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                         By Order of the Board of Trustees,



                                         /s/ Patricia A. Maxey

                                         Patricia A. Maxey
                                         Secretary

                                         October 22, 2004



                             YOUR VOTE IS IMPORTANT!
- --------------------------------------------------------------------------------

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                 VAN ECK FUNDS
                           U.S. GOVERNMENT MONEY FUND
              99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016

                          212.687.5200 1.800.221.2220

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 23, 2004

               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
- --------------------------------------------------------------------------------

         This Proxy Statement is dated October 22, 2004 and is being furnished to the shareholders of Van Eck U.S. Government Money Fund ( the "Fund") in connection with the solicitation by the Board of Trustees of Van Eck Funds (the "Trust"), of which the Fund is a series, of proxies for use at a special meeting of shareholders of the Fund to be held on November 23, 2004 at 9:00 a.m., Eastern Time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Liquidation (the "Plan") which contemplates the liquidation of the Fund and distribution of the proceeds from the sale of its assets to shareholders on or about November 30, 2004.

         Shareholders of record on October 14, 2004 will be entitled to notice of and to vote at the Meeting (the "Record Date"). As of October 14, 2004, there were 11,659,231.684 shares of the Fund outstanding. Each shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held on the Record Date. It is expected that this proxy statement will first be mailed to shareholders on or about October 25, 2004.

         The Fund's most recent annual report and semi-annual report are available upon request, without charge, by writing to Van Eck Funds, 99 Park Avenue, New York, NY 10016 or calling 1.800.826.2333.

         The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

         The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the Secretary of the Trust at the address listed on the first page of this Proxy Statement or by voting in person at the Meeting.

         In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by the Fund. If the Fund proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

         As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund in the amounts indicated:



                            Approximate        Approximate
                            Number of          Dollar Value of     Percentage of
Name and Address            Shares Owned       Shares Owned        Class Owned
- -----------------           ------------       ------------        -----------
Van Eck Associates Corp.    1,746,692.03        1,746,692.03       14.98%
FBO Insurance Claims
99 Park Avenue
New York, NY  10016

Van Eck Associates Corp.    1,646,239.020       1,646,239.020      14.12%
99 Park Avenue
New York, NY  10016

John C. van Eck Jr. &       856,943.77          856,943.77         7.35%
Sigrid S. van Eck
575 Park Avenue
New York, NY  10021

         In addition, as of the Record Date, all Trustees and Officers of the Trust as a group owned 0% of the Fund. Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, the investment adviser and administrator of the Fund (the "Adviser"), owned 30.39% of the Fund's shares, as of the Record Date.

         Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by the Fund. All fees payable by a party as described herein are payable regardless of whether the transaction contemplated by the Plan is consummated. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, a proxy solicitation firm; the Adviser and DST Systems, Inc., the Fund's Transfer Agent and Dividend Paying Agent. Brokerage houses, banks, custodians, nominees, fiduciaries and other financial intermediaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund, obtain authorization for the execution of proxies and will be reimbursed for their reasonable costs. Such solicitations may be by telephone or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including identifying the shareholder after the fact. Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.


PROPOSAL 1.   APPROVAL OF THE PLAN OF LIQUIDATION

THE LIQUIDATION

         If the Fund's shareholders approve the Plan, the Fund will be dissolved, its assets converted to cash and shareholders of the Fund will receive their pro rata share of the Fund's assets in cash on or about November 30, 2004 ("Liquidation Date"). Shareholders may elect to either (i) receive cash in exchange for their shares of the Fund or (ii) direct that their proceeds be used to purchase shares of a money market fund that will be added to the Exchange Privilege (see "Reasons for the Liquidation" below). The Fund's portfolio of securities will be reduced to cash so that on the Liquidation Date the Fund's portfolio will consist exclusively of cash. Any shortfall between the market value of the Fund's assets and $1.00 per share on the Liquidation Date will be borne by the Adviser. Approval of the Plan requires approval by a majority of the Fund's outstanding voting shares of the Fund, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the Meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


REASONS FOR THE LIQUIDATION

         The past several years have seen interest rates at historic lows, and the current low interest rate environment is expected to continue. Recently, the assets of the Fund have been declining. Generally, as assets of a Fund decline, fixed expenses as a percentage of total net assets increase. The Fund's distributor, Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, believes that increasing distribution efforts in the current interest rate environment would not be effective in increasing Fund assets. For the period January 1 - August 31, 2004, Fund operating expenses have exceeded the income earned on the Fund's portfolio investments: Fund operating expenses have increased to 2.69% and, over this period, the yield on the Fund's investment portfolio is approximately 1.47%. Consequently, shareholders have received no yield on their investment in the Fund since December 31, 2003 and the Adviser has been waiving fees and bearing a portion of the Fund's operating expenses in order to maintain a stable net asset value of $1.00 per share. For the period January 1 through August 31, 2004, the Adviser waived fees and assumed certain operating expenses amounting to $133,804.

         At a meeting of the Board of Trustees held on August 10, 2004, the Adviser informed the Board that it may be unable or unwilling to continue to assume Fund expenses indefinitely. The Board considered various alternatives, including a merger with another fund. After reviewing current market conditions, the Board concluded that a merger or similar transaction would not be in the best interests of Fund shareholders. The Board also considered factors such as the desirability of having a money market fund as part of the Exchange Privilege within the Van Eck Family of Funds as well as other shareholder programs.

         The Adviser recommended, and the Board of Trustees approved, the Plan and the addition of the Classic Shares class of the BNY Hamilton Money Fund ("Money Fund") to the Exchange Privilege. The Money Fund is expected to offer investors a higher yield and a lower expense ratio. See "Shareholder Services" below.

         The Board of Trustees determined that liquidation of the Fund, as described herein, is in the best interests of the shareholders of the Fund.

SHAREHOLDER SERVICES

         The Exchange Privilege will be modified to include the Money Fund. Shareholders of any series of the Trust and any series of Van Eck Funds, Inc. will be able to exchange their shares for the Money Fund at net asset value. Shareholders of the Money Fund purchased through Van Eck will be able to exchange their shares for Class A shares of any other series of the Trust and any series of Van Eck Funds, Inc. without paying a sales charge if a sales charge has already been paid with respect to the exchanged shares.

         In addition, shareholders who decide to invest the proceeds from their shares of the Fund received in the Liquidation in shares of the Money Fund will continue to enjoy the other shareholder services available within the Van Eck Family of Funds. Currently, these include telephone exchange and redemption, expedited redemption, check writing, automatic investment, exchange and redemption and consolidated statements.

         It is anticipated that Van Eck Securities Corporation will serve as the shareholder servicing agent to the Money Fund, and in that capacity will establish an omnibus account with the BNY Hamilton Money Fund with sub-accounts within the Van Eck Money Fund through which it will provide shareholder services for Van Eck Fund shareholders who exchange into the Money Fund. Van Eck Securities Corporation will receive fees from the Money Fund for providing these services. The Adviser is expected to retain the services of DST Systems, Inc. (currently the transfer agent for the Trust) to provide shareholder services with respect to accounts of the Money Fund serviced by Van Eck Securities Corporation. The Adviser will be responsible for making payments to DST Systems, Inc. for these services. Through these arrangements, a shareholder of the Money Fund will be able to receive a single statement reflecting that shareholder's interest in both the Van Eck Family of Funds and the Money Fund.

         Included with this proxy statement is an Authorization and Consent Form and a prospectus for the Money Fund. You should read it carefully before deciding whether to direct that the proceeds from your shares of the Fund received in the Liquidation be invested in shares of the Money Fund.

REDEMPTION PROCEDURES

         Shares of the Fund may be redeemed at any time up to the business day prior to the Liquidation Date. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although such intermediaries may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the Fund's Prospectus for more information.

TAX CONSEQUENCES

         Neither the Fund nor the shareholders will recognize any gain or loss on the transaction, assuming that the Fund maintains a stable net asset value of $1.00 per share.

TERMS OF THE PLAN

         The following is a summary of the significant terms of the Plan, which was considered and approved by the Trustees of the Trust at a meeting held on August 10, 2004. A copy of the Plan is attached to this Proxy Statement as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

         VALUATION OF ASSETS AND LIABILITIES. The assets of the Fund will be valued as of the last determination of the net asset value of the Fund's shares prior to the date the Liquidation will take place according to the procedures set forth under "Purchase of Shares" in the Fund's Prospectus and "Valuation of Shares" in the Fund's Statement of Additional Information.

     DISTRIBUTION OF LIQUIDATION PROCEEDS. Prior to November 30, 2004, the Fund's portfolio securities will be reduced to cash, and on or about November 30, 2004 the proceeds distributed to shareholders.

     EXPENSES. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by the Fund. All fees payable by any party in connection with the Meeting and the Liquidation are payable regardless of whether the Liquidation is consummated.

     REQUIRED APPROVALS. Approval of the Plan requires approval by a majority of the Fund's outstanding voting shares of the Fund, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the Meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Liquidation Date with respect to any of the terms therein.

     SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to the Fund should be addressed to the Fund by telephone at (800) 221-2220 or in writing at the address set forth on the first page of the Proxy Statement.

     REDEMPTION PROCEDURES. Shares of the Fund will be redeemed on the day on which proper instructions are received by the Fund's transfer agent. See "Redemption of Shares" in the Fund's Prospectus.


OTHER MATTERS

     It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting of shareholders of the Fund will be held on November 23, 2004 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 9:00 a.m., Eastern Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each full or fractional share of the Fund is entitled to vote the same number of full or fractional shares of the Fund owned. A Majority Shareholder Vote of the Fund is required to approve the Plan. Under the 1940 Act, the term "Majority Shareholder Vote" of the Fund means the favorable vote of: (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if 50% or more of the outstanding shares of the Fund are present or represented by proxy; or by (b) the vote of more than 50% of the outstanding shares of the Fund , whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, NY 10016. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly authorized proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted "FOR" the approval of the Plan.

     RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Fund's shares of beneficial interest at the close of business on the Record Date, October 14, 2004, are entitled to vote at the Meeting and any adjournments thereof. At the close of business on the Record Date, there were 11,659,231.684 shares of the Fund outstanding and entitled to vote.

VOTING RIGHTS AND REQUIRED VOTE

     In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast at the Meeting are represented at the Meeting, either in person or by proxy.

     For purpose of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received and adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the person named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote in favor of the Proposal.

     Under Massachusetts law, shareholders of a registered investment company are not entitled to demand an appraisal of their shares and will be bound by the terms of the Liquidation if the Plan is approved at the Meeting. Any shareholder in the Fund may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund prior to the date of the Reorganization.

SHAREHOLDER PROPOSALS

     The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting (if any) should submit such proposal to the Trust at a reasonable time before the solicitation is made.

                             ADDITIONAL INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements, registration statements and other information filed by Van Eck Funds can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 233 Broadway, New York, New York 10278 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                    EXHIBIT A

                              PLAN OF LIQUIDATION

          PLAN OF LIQUIDATION dated as of October 1, 2004 adopted by Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of the U.S. Government Money Fund, a series of the Trust (the "Fund").

                                   WITNESSETH:

          WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, this Plan is intended to be and is adopted as a plan of complete liquidation and dissolution, pursuant to which all of the assets of the Fund shall be liquidated at such prices and on such terms and conditions as the officers of the Trust, in consultation with the Fund's investment adviser, shall determine to be reasonable and in the best interests of the Fund and its shareholders, all as hereinafter set forth in this Plan, and

          WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, have determined the liquidation and dissolution of the Fund as contemplated by this Plan is in the best interests of the Fund.

          NOW, THEREFORE, the Trustees hereby declare the following Plan:

 1. EFFECTIVE DATE OF THE PLAN. This Plan shall be and become effective only upon the adoption and approval of the Plan, at a meeting of the shareholders of the Fund called for the purpose of voting on the Plan, by the affirmative vote of a majority of the outstanding voting shares of the Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, in person or by proxy, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The date of such adoption of the Plan by the shareholders of the Plan is referred to as the "Effective Date."

 2. LIQUIDATION OF ASSETS. As soon as practicable after the Effective Date, the assets of the Fund shall be liquidated at such prices and on such terms and conditions as the officers of the Trust, in consultation with the Fund's investment adviser, shall determine to be reasonable and in the best interests of the Fund and its shareholders.

 3. INVESTMENTS PENDING LIQUIDATION. To the extent feasible, the Fund shall take a defensive position pending liquidation with a view to facilitating an orderly liquidation of the Funds portfolio, and may concentrate its investments in cash and high-quality fixed income short-term securities.

 4. EXPENSES. Van Eck Associates Corporation will bear all expenses of the Fund associated with effecting the transactions contemplated by this Plan except brokerage, interest, taxes and extraordinary expenses. As soon as practicable after the Effective Date, the Fund shall deliver and pay, or set aside in cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred on or prior to the liquidation of the Fund.

 5. LIQUIDATION. As soon as practicable after the consummation of the sale or distribution of the Fund's portfolio securities and the payment of all the Fund's known liabilities and obligations, the officers of the Fund shall determine the Liquidation Value (as such term is hereinafter defined) of the Fund's shares (the date of such determination shall be referred to herein as the "Distribution Date"). The Liquidation Value shall be determined in the same manner as the Fund's net asset value is determined on a daily basis. Accordingly, the term "Liquidation Value" means, as of the Distribution Date,
 (i) the aggregate value of all of the assets of the Fund, less (ii) the sum of the aggregate amount of all of the liabilities of the Fund, divided by (iii) the total number of issued and outstanding shares of the Fund. The Board of Trustees may, if appropriate, authorize the establishment of a reserve to meet any contingent liabilities of the Fund, which amount, if any, shall be deducted pro rata from the Liquidation Value.

 6. LIQUIDATING TRUST. In the event the Fund is unable to distribute all its assets pursuant to the Plan because of its inability to locate shareholders to whom Liquidation Distributions will be sent, the Fund may create, at the expense of such shareholders, a liquidating trust with a financial institution and deposit therein any remaining assets of the Fund for the benefit of the shareholders that cannot be located.

 7. DISSOLUTION. As soon as practicable after the distribution of all of the Fund's assets in complete liquidation, the officers of the Trust will close the books of the Fund and prepare and file, in a timely manner, any and all required income tax returns and other documents and instruments and file or cause to be filed,with the Secretary of the Commonwealth of Massachusetts and any other appropriate governmental authorities, any and all documents and instruments necessary to effect a complete statutory dissolution of the Fund. As soon as practicable after the complete statutory dissolution of the Fund, the officers of the Trust will file or cause to be filed with the Securities and Exchange Commission and any state in which the Fund's shares were sold, any and all documents and instruments necessary to terminate the registration of the Fund and its business and affairs by the Securities and Exchange Commission and any such state. Thereafter, the Fund will cease to exist and no shareholder will have any interest whatsoever in the Fund.

 8. DISSENTERS' RIGHTS. No shareholder shall have any dissenters' right or right of appraisal in connection with the liquidation and dissolution of the Fund.

PROXY                                                                      PROXY

IF YOU SIGN THE CONSENT FORM ABOVE YOU MUST STILL SIGN BELOW AND RETURN THIS PROXY.

VAN ECK FUNDS U.S. GOVERNMENT MONEY FUND

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 23, 2004

The undersigned shareholder(s) of U.S. GOVERNMENT MONEY FUND, (the "Fund"), a series of VAN ECK FUNDS, (the "Trust"), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Jan van Eck, Derek van Eck, Susan C. Lashley, Patricia A. Maxey and Bruce J. Smith, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on November 23, 2004 at 9:00 a.m., Eastern Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PLEASE SIGN, DATE AND RETURN THIS PROXY
PROMPTLY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE.

DATE ________________________

- ------------------------------------------------------
Signature(s) Title(s), if applicable (SIGN IN THE BOX)

Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of a corporation, please give your title as such.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X 0 PLEASE DO NOT USE FINE POINT PENS.


THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

1. To approve the Plan of Liquidation providing for the liquidation of the Fund.

FOR       AGAINST      ABSTAIN

  0           0              0


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.


                                       9